Exhibit 99.1

Saga Communications, Inc. Reports 3rd Quarter 2015 Results

Free Cash Flow increased 11.3%

GROSSE POINTE FARMS, Mich., Nov. 5, 2015 /PRNewswire/ -- Saga Communications, Inc. (NYSE MKT: SGA) today reported free cash flow increased 11.3% to $5.5 million for the quarter ended September 30, 2015. Net revenue decreased 1.6% to $33.8 million. Station operating expense decreased $2.0 million to $24.3 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income increased 14.0% to $6.5 million. Net income for the period was $3.1 million ($0.53 per fully diluted share).

Free cash flow increased 3.2% to $14.7 million for the nine months ended September 30, 2015. Net revenue decreased 0.4% to $97.3 million. Station operating expense decreased 1.9% to $71.4 million (station operating expense includes depreciation and amortization attributable to the stations). Operating income was $17.8 million. Net income for the nine month period was $9.7 million ($1.67 per fully diluted share).

Capital expenditures were $2.2 million in the 3rd quarter compared to $0.9 million for the same period last year. The Company currently expects to spend approximately $5.5 million to $6.0 million for capital expenditures during 2015.

During the quarter the Company closed on it purchases of 4 FM and 2 AM radio stations serving the Harrisonburg, VA radio market. The total purchase price was $11.0 million.

Saga's 2015 3rd Quarter conference call will be on Thursday, November 5, 2015 at 11:00 a.m. EST. The dial-in number for the call is (612) 288-0337. A transcript of the call will be posted to the Company's website.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EST on November 5, 2015 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station" and "proforma" information by segment as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2015 occurred as of January 1, 2014.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 66 FM and 32 AM radio stations, 1 state radio network, 4 television stations and 5 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Months Ended
September 30, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Operating Results
Net operating revenue	$ 33,831	$ 34,373	$ 97,250	$ 97,627
Station operating expense	24,324	26,366	71,400	72,812
Corporate general and administrative	2,577	2,307	7,642	6,580
Other operating expense, net	433	-	447	-
Operating income	$ 6,497	$ 5,700	$ 17,761	$ 18,235
Interest expense	229	268	714	812
Write-off of debt issuance costs	557	-	557	-
Other (income) expense, net	-	7	(417)	(38)
Income tax expense	2,599	2,180	7,190	7,000
Net income	$ 3,112	$ 3,245	$ 9,717	$ 10,461

Earnings Per Share
Basic	$ 0.54	$ 0.56	$ 1.68	$ 1.82
Diluted	$ 0.53	$ 0.56	$ 1.67	$ 1.80

Weighted average common shares	5,724	5,699	5,708	5,696
Weighted average common and common
equivalent shares	5,752	5,742	5,749	5,751

Free Cash Flow
Net income	$ 3,112	$ 3,245	$ 9,717	$ 10,461
Plus: Depreciation and amortization:
Station	1,642	1,595	4,692	4,752
Corporate	89	77	234	205
Write-off of debt issuance costs	557	-	557	-
Deferred tax provision	1,464	710	2,730	2,130
Non-cash compensation	373	193	1,200	572
Other operating expense, net	433	-	447	-
Other income (expense), net	-	7	(417)	(38)
Less: Capital expenditures	(2,173)	(887)	(4,427)	(3,801)
Free cash flow	$ 5,497	$ 4,940	$ 14,733	$ 14,281

			September 30,
			2015	2014
Balance Sheet Data
Working capital			$ 29,910	$ 35,872
Net fixed assets			$ 58,997	$ 55,568
Net intangible assets and other assets			$ 98,780	$ 95,211
Total assets			$ 204,162	$ 204,515
Long-term debt			$ 36,365	$ 41,078
Stockholders' equity			$ 121,884	$ 118,921

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Consolidated
Net operating revenue	$ 33,831	$ 34,373	$ 33,260	$ 33,715	$34,243	$35,433
Station operating expense	24,324	26,366	23,862	25,753	24,654	27,151
Corporate general and administrative	2,577	2,307	2,577	2,307	2,577	2,307
Other operating expense, net	433	-	33	-	433	-
Operating income	$ 6,497	$ 5,700	$ 6,788	$ 5,655	6,579	5,975
Interest expense	229	268			229	268
Write-off of debt issuance costs	557	-			557	-
Other (income) expense, net	-	7			-	7
Income tax expense	2,599	2,180			2,632	2,293
Net income	$ 3,112	$ 3,245			$ 3,161	$ 3,407
Earnings per share:
Basic	$ 0.54	$ 0.56			$0.55	$0.60
Diluted	$ 0.53	$ 0.56			$0.55	$0.59

	Actual		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Radio Segment
Net operating revenue	$ 28,536	$ 29,400	$ 27,965	$ 28,742	$28,948	$30,460
Station operating expense	20,825	23,082	20,363	22,469	21,155	23,867
Other operating expense, net	400	-	-	-	400	-
Operating income	$ 7,311	$ 6,318	$ 7,602	$ 6,273	$7,393	$6,593

	Actual		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Television Segment
Net operating revenue	$ 5,295	$ 4,973	$ 5,295	$ 4,973	$5,295	$4,973
Station operating expense	3,499	3,284	3,499	3,284	3,499	3,284
Other operating expense, net	33	-	33	-	33	-
Operating income	$ 1,763	$ 1,689	$ 1,763	$ 1,689	$1,763	$1,689

	Actual		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Depreciation and amortization
by segment
Radio Segment	$ 1,295	$ 1,245	$ 1,200	$ 1,223	$1,362	$1,409
Television Segment	347	350	347	350	347	350
Corporate and Other	89	77	89	77	89	77
	$ 1,731	$ 1,672	$ 1,636	$ 1,650	$1,798	$1,836

(1)	Pro Forma results assume all acquisitions in 2015 occurred as of January 1, 2014.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2015 and 2014
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Consolidated
Net operating revenue	$ 97,250	$ 97,627	$ 96,679	$ 95,938	$99,723	$100,828
Station operating expense	71,400	72,812	70,891	70,981	73,362	75,186
Corporate general and administrative	7,642	6,580	7,642	6,580	7,642	6,580
Other operating expense, net	447	-	47	-	447	-
Operating income	$ 17,761	$ 18,235	$ 18,099	$ 18,377	18,272	19,062
Interest expense	714	812			714	812
Write-off of debt issuance costs	557	-			557	-
Other (income) expense, net	(417)	(38)			(417)	(38)
Income tax expense	7,190	7,000			7,399	7,339
Net income	$ 9,717	$ 10,461			$ 10,019	$ 10,949
Earnings per share:
Basic	$ 1.68	$ 1.82			$1.76	$1.92
Diluted	$ 1.67	$ 1.80			$1.74	$1.90

	Actual		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Radio Segment
Net operating revenue	$ 81,829	$ 83,176	$ 81,258	$ 81,487	$84,302	$86,377
Station operating expense	61,066	63,021	60,557	61,190	63,028	65,395
Other operating expense, net	414	-	14	-	414	-
Operating income	$ 20,349	$ 20,155	$ 20,687	$ 20,297	$ 20,860	$ 20,982

	Actual		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Television Segment
Net operating revenue	$ 15,421	$ 14,451	$ 15,421	$ 14,451	$15,421	$14,451
Station operating expense	10,334	9,791	10,334	9,791	10,334	9,791
Other operating expense, net	33	-	33	-	33	-
Operating income	$ 5,054	$ 4,660	$ 5,054	$ 4,660	$ 5,054	$ 4,660

	Actual		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2015	2014	2015	2014	2015	2014
Depreciation and amortization
by segment
Radio Segment	$ 3,676	$ 3,711	$ 3,581	$ 3,646	4,071	4,203
Television Segment	1,016	1,041	1,016	1,041	1,016	1,041
Corporate and Other	234	205	234	205	234	205
	$ 4,926	$ 4,957	$ 4,831	$ 4,892	$5,321	$5,449

(1)	Pro Forma results assume all acquisitions in 2015 occurred as of January 1, 2014.

Saga Communications, Inc.
Selected Supplemental Financial Data
September 30, 2015
(amounts in 000's except ratios)
(Unaudited)

		Less:	Plus:	Add:	Trailing
	12 Mos Ended	9 Mos Ended	9 Mos Ended	Proforma	12 Mos Ended
	December 31,	September 30,	September 30,	Acquistions	September 30,
	2014	2014	2015		2015
Trailing 12 Month Consolidated Earnings Before Interest
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$14,904	$10,461	$9,717	$415	$14,575
Exclusions:
Gain (loss) on sale of assets	1,281	38	(447)		796
Gain on insurance claim	-	-	417		417
Impairment of intangible assets	(1,936)	-	-		(1,936)
Write-off of debt issuance costs		-	(557)		(557)
Other	213	299	147		61
Total exclusions	(442)	337	(440)	-	(1,219)

Consolidated adjusted net income (1)	15,346	10,124	10,157	415	15,794
Plus: Interest expense	1,064	812	714		966
Income tax expense	10,050	7,000	7,190	288	10,528
Depreciation & amortization expense	6,702	4,957	4,926	542	7,213
Amortization of television syndicated programming contracts	637	472	479		644
Non-cash stock based compensation expense	826	572	1,200		1,454
Less: Cash television programming payments	(627)	(464)	(476)		(639)

Trailing twelve month consolidated EBITDA (1)	$33,998	$23,473	$24,190	$1,245	$35,960

Total long-term debt, including current maturities					$36,365
Divided by trailing twelve month consolidated EBITDA (1)					35,960
Leverage ratio					1.0

(1)	As defined in the Company's credit facility.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2015 and 2014
(amounts in 000's)
(Unaudited)

Reconciliation of Actual (historical) Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2015	Period	2015	2014	Period	2014
Consolidated
Net operating revenue	$ 33,831	$ (571)	$ 33,260	$ 34,373	$ (658)	$ 33,715
Station operating expense	24,324	(462)	23,862	26,366	(613)	25,753
Corporate general and administrative	2,577	-	2,577	2,307	-	2,307
Other operating expense, net	433	(400)	33	-	-	-
Operating income	$ 6,497	$ 291	$ 6,788	$ 5,700	$ (45)	$ 5,655

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2015	Period	2015	2014	Period	2014
Radio Segment
Net operating revenue	$ 28,536	$ (571)	$ 27,965	$ 29,400	$ (658)	$ 28,742
Station operating expense	20,825	(462)	20,363	23,082	(613)	22,469
Other operating expense, net	400	(400)	-	-	-	-
Operating income	$ 7,311	$ 291	$ 7,602	$ 6,318	$ (45)	$ 6,273

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2015	Period	2015	2014	Period	2014
Television Segment
Net operating revenue	$ 5,295	$ -	$ 5,295	$ 4,973	$ -	$ 4,973
Station operating expense	3,499	-	3,499	3,284	-	3,284
Other operating expense, net	33	-	33	-	-	-
Operating income	$ 1,763	$ -	$ 1,763	$ 1,689	$ -	$ 1,689

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2015 and 2014
(amounts in 000's)
(Unaudited)

Reconciliation of Actual (historical) Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2015	Period	2015	2014	Period	2014
Consolidated
Net operating revenue	$ 97,250	$ (571)	$ 96,679	$ 97,627	$ (1,689)	$ 95,938
Station operating expense	71,400	(509)	70,891	72,812	(1,831)	70,981
Corporate general and administrative	7,642	-	7,642	6,580	-	6,580
Other operating expense, net	447	(400)	47	-	-	-
Operating income	$ 17,761	$ 338	$ 18,099	$ 18,235	$ 142	$ 18,377

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2015	Period	2015	2014	Period	2014
Radio Segment
Net operating revenue	$ 81,829	$ (571)	$ 81,258	$ 83,176	$ (1,689)	$ 81,487
Station operating expense	61,066	(509)	60,557	63,021	(1,831)	61,190
Other operating expense, net	414	(400)	14	-	-	-
Operating income	$ 20,349	$ 338	$ 20,687	$ 20,155	$ 142	$ 20,297

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2015	Period	2015	2014	Period	2014
Television Segment
Net operating revenue	$ 15,421	$ -	$ 15,421	$ 14,451	$ -	$ 14,451
Station operating expense	10,334	-	10,334	9,791	-	9,791
Other operating expense, net	33	-	33	-	-	-
Operating income	$ 5,054	$ -	$ 5,054	$ 4,660	$ -	$ 4,660

CONTACT: Samuel D. Bush, 313/886-7070